EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES–OXLEY ACT OF 2002

In connection with the Quarterly Report of EFJ, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jana Ahlfinger Bell, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C.§1350, as adopted pursuant to§906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jana Ahlfinger Bell
Jana Ahlfinger Bell
Chief Financial Officer

August 1, 2007